Exhibit 32.2

                         ANNALY CAPITAL MANAGEMENT, INC.
                           1211 AVENUE OF THE AMERICAS
                                   SUITE 2902
                            NEW YORK, NEW YORK 10036


                                  CERTIFICATION


                         PURSUANT TO SECTION 906 OF THE

               SARBANES-OXLEY ACT OF 2002, 10 U.S.C. SECTION 1350

In connection with the annual report on Form 10-K of Annaly Capital Management, Inc. (the "Company") for the period ended December 31, 2007 to be filed Kathryn
F. Fagan, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:


    1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates of, and for the periods covered by, the Report.

It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.

                                        /s/ Kathryn F. Fagan
                                        Kathryn F. Fagan
                                        Chief Financial Officer and Treasurer
                                        February 25, 2008